Exhibit 10.9

FORM OF SUBORDINATED NOTE PURCHASE AGREEMENT FOR 6.0% FIXED-TO-
FLOATING RATE SUBORDINATED NOTE DUE 2027

This SUBORDINATED NOTE PURCHASE AGREEMENT (this “Agreement”) is dated as of September 28, 2017 and is made by and among Five Star Bancorp, a California corporation (“Company”), and the several purchasers of the Subordinated Notes identified on the signature pages hereto (each a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, Company has offered to sell to the Purchasers up to $25,000,000 in aggregate principal amount of Subordinated Notes (as defined herein), which aggregate amount is intended to qualify as Tier 2 Capital (as defined herein).

WHEREAS, Company has engaged Keefe, Bruyette & Woods, Inc. as its exclusive placement agent (“Placement Agent”) for the offering of the Subordinated Notes.

WHEREAS, each of the Purchasers is an “accredited investor” as such term is contemplated by Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

WHEREAS, the offer and sale of the Subordinated Notes by Company is being made in reliance upon the exemptions from registration available under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D.

WHEREAS, each Purchaser is willing to purchase from Company a Subordinated Note in the principal amount set forth on such Purchaser’s signature page hereto (the “Subordinated Note Amount”), and Company is willing to sell such Subordinated Notes, in each case in accordance with the terms, subject to the conditions and in reliance on, the recitals, representations, warranties, covenants and agreements set forth herein and in the Subordinated Notes.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.	DEFINITIONS.

1.1              Defined Terms. The following capitalized terms used in this Agreement have the meanings defined or referenced below.

“Affiliate(s)” means, with respect to any Person, such Person’s immediate family members, partners, members or parent and subsidiary corporations, and any other Person directly or indirectly controlling, controlled by, or under common control with said Person and their respective Affiliates.

“Agreement” has the meaning set forth in the preamble hereto.

“Bank” means Five Star Bank, a California banking corporation and wholly owned subsidiary of Company.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the State of California are permitted or required by any applicable law or executive order to close.

“Closing” has the meaning set forth in Section 2.2.

“Closing Date” means September 28, 2017.

“Company” has the meaning set forth in the preamble hereto and shall include any successors to Company.

“Company’s Reports” means (i) audited financial statements of Company for the year ended December 31, 2016; (ii) the unaudited financial statements of Company for the quarter ended June 30, 2017 and (iii) Company’s reports for the year ended December 31, 2016 and the quarter ended June 30, 2017 as filed with the FRB.

“Delinquent Month” has the meaning set forth in Section 5.8.

“Disbursement” has the meaning set forth in Section 3.1.

“DTC” means the Depository Trust Company.

“Equity Interest” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation, and any and all warrants, options or other rights to purchase any of the foregoing.

“Event of Default” has the meaning set forth in the Subordinated Notes.

“ERISA” has the meaning set forth in Section 6.12.3.

“Exchange Act” means the Securities and Exchange Act of 1934, as amended.

“FDIC” means the Federal Deposit Insurance Corporation.

“FRB” means the Board of Governors of the Federal Reserve System.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States of America.

“Governmental Agency(ies)” means, individually or collectively, any federal, state, county or local governmental department, commission, board, regulatory authority or agency (including, without limitation, each applicable Regulatory Agency) with jurisdiction over Company, Bank, or any of their respective Subsidiaries.

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“Governmental Licenses” has the meaning set forth in Section 4.3.

“Hazardous Materials” means flammable explosives, asbestos, urea formaldehyde insulation, polychlorinated biphenyls, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are “hazardous substances,” “hazardous wastes,” “hazardous materials” or “toxic substances” under the Hazardous Materials Laws and/or other applicable environmental laws, ordinances or regulations.

“Hazardous Materials Laws” mean any laws, regulations, permits, licenses or requirements pertaining to the protection, preservation, conservation or regulation of the environment which relates to real property, including: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws, laws of other jurisdictions or orders and regulations.

“Indebtedness” means and includes: (i) all items arising from the borrowing of money that, according to GAAP as in effect from time to time, would be included in determining total liabilities as shown on the consolidated balance sheet of Company or any Subsidiary of Company; and (ii) all obligations secured by any lien in property owned by Company or any Subsidiary of Company whether or not such obligations shall have been assumed; provided, however, Indebtedness shall not include deposits or other indebtedness created, incurred or maintained in the ordinary course of Company’s or Bank’s business (including, without limitation, federal funds purchased, advances from any Federal Home Loan Bank, secured deposits of municipalities, letters of credit issued by Company or Bank and repurchase arrangements) and consistent with customary banking practices and applicable laws and regulations.

“Leases” means all leases, licenses or other documents providing for the use or occupancy of any portion of any Property, including all amendments, extensions, renewals, supplements, modifications, sublets and assignments thereof and all separate letters or separate agreements relating thereto.

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“Material Adverse Effect” means, with respect to any Person and any of its Subsidiaries, any change or effect that (i) is or would be reasonably likely to be material and adverse to the financial condition, results of operations or business of such Person, or (ii) would materially impair the ability of any Person to perform its respective obligations under any of the Transaction Documents, or otherwise materially impede the consummation of the transactions contemplated hereby; provided, however, that “Material Adverse Effect” shall not be deemed to include the impact of (1) changes in banking and similar laws, rules or regulations of general applicability or interpretations thereof by Governmental Agencies, (2) changes in GAAP or regulatory accounting requirements applicable to financial institutions and their holding companies generally, (3) changes after the date of this Agreement in general economic or capital market conditions affecting financial institutions or their market prices generally and not specifically related to Company or Purchasers, (4) direct effects of compliance with this Agreement on the operating performance of Company or Purchasers, including expenses incurred by Company or Purchasers in consummating the transactions contemplated by this Agreement, and (5) the effects of any action or omission taken by Company with the prior written consent of Purchasers, and vice versa, or as otherwise contemplated by this Agreement and the Subordinated Notes.

“Maturity Date” means September 30, 2027.

“Person” means an individual, a corporation (whether or not for profit), a partnership, a limited liability company, a joint venture, an association, a trust, an unincorporated organization, a government or any department or agency thereof (including a Governmental Agency) or any other entity or organisation.

“Placement Agent” has the meaning set forth in the Recitals.

“Property” means any real property owned or leased by Company or any Affiliate or Subsidiary of Company.

“Purchaser” or “Purchasers” has the meaning set forth in the preamble hereto.

“Regulation D” has the meaning set forth in the Recitals.

“Regulatory Agencies” means any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits, or any court, administrative agency or commission or other authority, body or agency having supervisory or regulatory authority with respect to Company, Bank or any of their Subsidiaries.

“Securities Act” has the meaning set forth in the Recitals.

“Subordinated Note” means each 6.0% Fixed-to-Floating Rate Subordinated Note (or collectively, the “Subordinated Notes”) in the form attached as Exhibit A hereto, as amended, restated, supplemented or modified from time to time, and each Subordinated Note delivered in substitution or exchange for such Subordinated Note.

“Subordinated Note Amount” has the meaning set forth in the Recitals.

“Subsidiary” means with respect to any Person, any corporation or entity in which a majority of the outstanding Equity Interest is directly or indirectly owned by such Person.

“Tier 2 Capital” has the meaning given to the term “Tier 2 capital” in Appendix A to 12 C.F.R. Part 225, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

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“Transaction Documents” has the meaning set forth in Section 3.2.1(a).

1.2              Interpretations. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words “hereof,” “herein” and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” when used in this Agreement without the phrase “without limitation,” shall mean “including, without limitation.” All references to time of day herein are references to Eastern Time unless otherwise specifically provided. All references to this Agreement and Subordinated Notes shall be deemed to be to such documents as amended, modified or restated from time to time. With respect to any reference in this Agreement to any defined term, (i) if such defined term refers to a Person, then it shall also mean all heirs, legal representatives and permitted successors and assigns of such Person, and (ii) if such defined term refers to a document, instrument or agreement, then it shall also include any amendment, replacement, extension or other modification thereof.

1.3              Exhibits Incorporated. All Exhibits attached are hereby incorporated into this Agreement.

2.	SUBORDINATED DEBT.

2.1              Certain Terms. Subject to the terms and conditions herein contained, Company proposes to issue and sell to the Purchasers, severally and not jointly, Subordinated Notes in an aggregate principal amount equal to the aggregate of the Subordinated Note Amounts. Purchasers, severally and not jointly, each agree to purchase the Subordinated Notes from Company on the Closing Date in accordance with the terms of, and subject to the conditions and provisions set forth in, this Agreement and the Subordinated Notes. The Subordinated Note Amounts shall be disbursed in accordance with Section 3.1.

2.2              The Closing. The execution and delivery of the Transaction Documents (the “Closing”) shall occur at the offices of Company at 10:00 a.m. (local time) on the Closing Date, or at such other place or time(s) or on such other date(s) as the parties hereto may agree.

2.3              No Right of Offset. Each Purchaser hereby expressly waives any right of offset it may have against Company.

2.4              Use of Proceeds. Company shall use the net proceeds from the sale of the Subordinated Notes for general corporate purposes, which may include advances to Bank to finance Bank’s activities.

3.	DISBURSEMENT.

3.1              Disbursement. On the Closing Date, assuming all of the terms and conditions set forth in Section 3.2.1 have been satisfied by Company and Company has executed and delivered to each of the Purchasers this Agreement and such Purchaser’s Subordinated Notes and any other related documents in form and substance reasonably satisfactory to Purchasers, each Purchaser shall disburse the Subordinated Note Amount in immediately available funds set forth on such Purchaser’s signature page to Company in exchange for a Subordinated Note with a principal amount equal to such Subordinated Note Amount (the “Disbursement”). Company will deliver to the respective Purchaser one or more certificates representing the Subordinated Notes in definitive form (or provide evidence of the same with the original to be delivered by Company by overnight delivery on the next calendar day in accordance with the delivery instructions of Purchaser), registered in such names and denominations as such Purchasers may request.

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3.2              Conditions Precedent to Disbursement.

3.2.1             Conditions to the Purchasers’ Obligation. The obligation of each Purchaser to consummate the purchase of the Subordinated Notes to be purchased by them at Closing and to effect the Disbursement is subject to delivery by or at the direction of Company to such Purchaser each of the following (or written waiver by such Purchaser prior to the Closing of such delivery):

(a)               Transaction Documents. This Agreement and the Subordinated Notes (collectively, the “Transaction Documents”), each duly authorized and executed by Company.

(b)               Authority Documents.

(i)	A copy, certified by the Secretary or Assistant Secretary of Company, of the Articles of Incorporation of Company;
(ii)	A certificate of status of Company issued by the Secretary of State of the State of California;
(iii)	A copy, certified by the Secretary or Assistant Secretary of Company, of the Bylaws of Company;
(iv)	A copy, certified by the Secretary or Assistant Secretary of Company, of the resolutions of the board of directors of Company, and any committee thereof, authorizing the execution, delivery and performance of the Transaction Documents;
(v)	An incumbency certificate of the Secretary or Assistant Secretary of Company certifying the names of the officer or officers of Company authorized to sign the Transaction Documents and the other documents provided for in this Agreement; and
(vi)	The opinion of Weintraub Tobin Chediak Coleman Grodin Law Corporation, counsel to Company, dated as of the Closing Date, substantially in the form set forth at Exhibit B attached hereto addressed to the Purchasers and Placement Agent.
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(c)                Officer’s Certificate. A certificate signed on behalf of Company by a senior executive officer certifying that: (i) the representations and warranties of Company set forth in Sections 4.2.1, 4.2.3 and 4.5 are true and correct in all respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date; and (ii) the other representations and warranties of Company set forth in this Agreement are true and correct in all respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation or warranty is made as of a specified date, in which case such representation and warranty shall be true and correct as of such date), except where the failure to be true and correct (without regard to any materiality or Material Adverse Effect qualifications contained therein), individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect on Company and its Subsidiaries, taken as a whole.

(d)               Aggregate Investments. Prior to, or contemporaneously with the Closing, each Purchaser shall have actually subscribed for the Subordinated Note Amount set forth on such Purchaser’s signature page.

(e)                Other Documents. Such other certificates, affidavits, schedules, resolutions, notes and/or other documents which are provided for hereunder or as a Purchaser may reasonably request.

3.2.2             Conditions to the Company’s Obligation. With respect to each Purchaser, the obligation of Company to consummate the sale of the Subordinated Notes and to effect the Closing is subject to delivery by or at the direction of such Purchaser to Company each of the following (or written waiver by Company prior to the Closing of such delivery):

(a)                Transaction Documents. This Agreement, duly authorized and executed by such Purchaser.

(b)               Disbursement. Such Purchaser shall disburse the Subordinated Note Amount to Company in accordance with Section 3.1.

4.	REPRESENTATIONS AND WARRANTIES OF COMPANY.

Company hereby represents and warrants, as of the date hereof and as of the Closing, to each Purchaser as follows:

4.1              Organization and Authority.

4.1.1             Organization Matters of Company and Its Subsidiaries.

(a)                Company is validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to conduct its business and activities as presently conducted, to own its properties, and to perform its obligations under the Transaction Documents. Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect on Company and its Subsidiaries taken as a whole. Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

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(b)               Each Subsidiary of Company either has been duly organized and is validly existing as a corporation or limited liability company, in each case in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or other similar power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect on Company and its Subsidiaries taken as a whole. All of the issued and outstanding shares of capital stock or other equity interests in each Subsidiary of Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Company, directly or through its Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; none of the outstanding shares of capital stock of, or other equity interests in, any Subsidiary of Company were issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary or any other entity.

(c)                Bank is validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to conduct its business and activities as presently conducted. Bank is duly licensed by the California Department of Business Oversight to the conduct the business of a commercial bank. The deposit accounts of Bank are insured by the FDIC up to applicable limits. Bank has not received any notice or other information indicating that Bank is not an “insured depository institution” as defined in 12 U.S.C. Section 1813, nor has any event occurred which would reasonably be expected to adversely affect the status of Bank as an FDIC-insured institution.

4.1.2             Capital Stock and Related Matters. The Articles of Incorporation of Company authorize Company to issue 50,000,000 shares of common stock. As of September 25, 2017, there are 7,338,010, shares of Company’s common stock outstanding. All of the outstanding capital stock of Company has been duly authorized and validly issued and is fully paid and nonassessable. There are, as of the date hereof, no outstanding options, rights, warrants or other agreements or instruments obligating Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of Company or obligating Company to grant, extend or enter into any such agreement or commitment to any Person other than Company except pursuant to Company’s equity incentive plans duly adopted by Company’s Board of Directors.

4.2              No Impediment to Transactions.

4.2.1             Transaction is Legal and Authorized. The issuance of the Subordinated Notes, the borrowing of the aggregate of the Subordinated Note Amounts, the execution of the Transaction Documents and compliance by Company with all of the provisions of the Transaction Documents are within the corporate and other powers of Company.

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4.2.2             Agreement. This Agreement has been duly authorized, executed and delivered by Company, and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligations of Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

4.2.3             Subordinated Notes. The Subordinated Notes have been duly authorized by Company and when executed by Company and issued, delivered to and paid for by the Purchasers in accordance with the terms of the Agreement, will have been duly executed, issued and delivered, and will constitute legal, valid and binding obligations of Company and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

4.2.4             No Defaults or Restrictions. Neither the execution and delivery of the Transaction Documents nor compliance with their respective terms and conditions will (whether with or without the giving of notice or lapse of time or both) (i) violate, conflict with or result in a breach of, or constitute a default under: (1) the respective Articles of Incorporation, Bylaws, charter, operating agreement or similar organizational documents of Company or its Subsidiaries; (2) any of the terms, obligations, covenants, conditions or provisions of any corporate restriction or of any contract, agreement, indenture, mortgage, deed of trust, pledge, bank loan or credit agreement, or any other agreement or instrument to which Company or Bank, as applicable, is now a party or by which it or any of its properties may be bound or affected; (3) any judgment, order, writ, injunction, decree or demand of any court, arbitrator, grand jury, or Governmental Agency; or (4) any statute, rule or regulation applicable to Company or Bank except, in the case of items (2), (3) or (4), for such violations and conflicts that would not reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect on Company and its Subsidiaries taken as a whole, or (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of Company or Bank. Neither Company nor Bank is in default in the performance, observance or fulfillment of any of the terms, obligations, covenants, conditions or provisions contained in any indenture or other agreement creating, evidencing or securing Indebtedness of any kind or pursuant to which any such Indebtedness is issued, or any other agreement or instrument to which Company or Bank, as applicable, is a party or by which Company or Bank, as applicable, or any of its properties may be bound or affected, except, in each case, only such defaults that would not reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect on Company and its Subsidiaries taken as a whole.

4.2.5             Governmental Consent. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained by Company that have not been obtained, and no registrations or declarations are required to be filed by Company that have not been filed in connection with, or, in contemplation of, the execution and delivery of, and performance under, the Transaction Documents, except for applicable requirements, if any, of the Securities Act, the Exchange Act or state securities laws or “blue sky” laws and any applicable federal or state banking laws and regulations.

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4.3              Possession of Licenses and Permits. Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Agencies necessary to conduct the business now operated by them except where the failure to possess such Governmental Licenses would not, singularly or in the aggregate, have a Material Adverse Effect on Company and its Subsidiaries taken as a whole; Company and each Subsidiary of Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singularly or in the aggregate, have a Material Adverse Effect on Company and its Subsidiaries taken as a whole; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect on Company and its Subsidiaries taken as a whole; and neither Company nor any Subsidiary of Company has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses, in each case that would, singularly or in the aggregate, have a Material Adverse Effect on Company and its Subsidiaries taken as a whole.

4.4              Financial Condition.

4.4.1             Company Financial Statements. The financial statements of Company included in Company’s Reports (including the related notes, where applicable), which have been made available to Purchasers: (i) have been prepared from, and are in accordance with, the books and records of Company; (ii) fairly present in all material respects the results of operations, cash flows, changes in stockholders’ equity and financial position of Company and its consolidated Subsidiaries, for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount), as applicable; (iii) complied as to form, as of their respective dates of filing in all material respects with applicable accounting and banking requirements, as applicable, with respect thereto; and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, (x) as indicated in such statements or in the notes thereto, (y) for any statement therein or omission therefrom which was corrected, amended or supplemented or otherwise disclosed or updated in a subsequent Company’s Report, and (z) to the extent that any unaudited interim financial statements do not contain the footnotes required by GAAP, and were or are subject to normal and recurring year-end adjustments, which were not or are not expected to be material in amount, either individually or in the aggregate. The books and records of Company have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements. Company does not have any material liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of Company contained in Company’s Reports for Company’s most recently completed quarterly or annual fiscal period, as applicable, and for liabilities incurred in the ordinary course of business consistent with past practice or in connection with the Transaction Documents and the transactions contemplated hereby and thereby.

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4.4.2             Absence of Default. Since the date of the latest audited financial statements, no event has occurred which either of itself or with the lapse of time or the giving of notice or both, would give any creditor of Company the right to accelerate the maturity of any material Indebtedness of Company. Company is not in default under any other lease, agreement or instrument, or any law, rule, regulation, order, writ, injunction, decree, determination or award, non-compliance with which would reasonably be expected to result in a Material Adverse Effect on Company and its Subsidiaries taken as a whole.

4.4.3             Solvency. After giving effect to the consummation of the transactions contemplated by this Agreement, Company has capital sufficient to carry on its business and transactions and is solvent and able to pay its debts as they mature. No transfer of property is being made and no indebtedness is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of Company or any Subsidiary of Company.

4.4.4             Ownership of Property. Company and each of its Subsidiaries has good and marketable title as to all real property owned by it and good title to all assets and properties owned by Company and such Subsidiary in the conduct of its businesses, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the most recent balance sheet contained in Company’s Reports or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of in the ordinary course of business, since the date of such balance sheet), subject to no encumbrances, liens, mortgages, security interests or pledges, except (i) those items which secure liabilities for public or statutory obligations or any discount with, borrowing from or other obligations to the Federal Home Loan Bank, inter-bank credit facilities, reverse repurchase agreements or any transaction by Bank acting in a fiduciary capacity, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith and (iii) such as do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company or any of its Subsidiaries. Company and each of its Subsidiaries, as lessee, has the right under valid and existing leases of real and personal properties that are material to Company or such Subsidiary, as applicable, in the conduct of its business to occupy or use all such properties as presently occupied and used by it. Such existing leases and commitments to lease constitute or will constitute operating leases for both tax and financial accounting purposes and the lease expense and minimum rental commitments with respect to such leases and lease commitments are as disclosed in all material respects in Company’s Reports.

4.5              No Material Adverse Change. Since the date of the latest audited financial statements included in Company’s Reports, there has been no development or event which has had or would reasonably be expected to have a Material Adverse Effect on Company and its Subsidiaries taken as a whole.

4.6              Legal Matters.

4.6.1             Compliance with Law. Company and each of its Subsidiaries (i) has complied with and (ii) is not under investigation with respect to, and, to Company’s knowledge, has not been threatened to be charged with or given any notice of any material violation of any applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government, or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or the ownership of its properties, except where any such failure to comply or violation would not reasonably be expected to have a Material Adverse Effect on Company and its Subsidiaries taken as a whole.

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4.6.2             Regulatory Enforcement Actions. Company, Bank and its other Subsidiaries are in compliance in all material respects with all laws administered by and regulations of any Governmental Agency applicable to it or to them, except for such failures that would not reasonably be expected to have a Material Adverse Effect on Company and its Subsidiaries taken as a whole. None of Company, Bank, Company’s Subsidiaries nor any of their officers or directors is now operating under any restrictions, agreements, memoranda, or commitments (other than restrictions of general application) imposed by any Governmental Agency, nor are, to Company’s knowledge, (a) any such restrictions threatened or (b) any agreements, memoranda or commitments being sought by any Governmental Agency. Neither Company nor Bank is currently unable to pay dividends or make distributions to its shareholders with respect to any class of its equity securities, or prohibited from paying principal or interest on its debt obligations, due to a restriction or limitation.

4.6.3             Pending Litigation. There are no actions, suits, proceedings or written agreements pending, or, to Company’s knowledge, threatened or proposed, against Company or any of its Subsidiaries at law or in equity or before or by any federal, state, municipal, or other governmental department, commission, board, or other administrative agency, domestic or foreign, that, either separately or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Company or its Subsidiaries taken as a whole or affect issuance or payment of the Subordinated Notes; and neither Company nor any of its Subsidiaries is a party to or named as subject to the provisions of any order, writ, injunction, or decree of, or any written agreement with, any court, commission, board or agency, domestic or foreign, that either separately or in the aggregate, will have a Material Adverse Effect on Company or its Subsidiaries taken as a whole.

4.6.4             Environmental. No Property is or, to Company’s knowledge, has been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any Hazardous Materials and neither Company nor any of its Subsidiaries has engaged in such activities. There are no claims or actions pending or, to Company’s knowledge, threatened against Company or any of its Subsidiaries by any Governmental Agency or by any other Person relating to any Hazardous Materials or pursuant to any Hazardous Materials Law that would result in a Material Adverse Effect on Company and its Subsidiaries taken as a whole.

4.6.5             “Bad Actor” Disqualification. None of Company, its predecessors, or, to Company’s knowledge, any executive officer or director of Company is subject to any “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act and Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) under the Securities Act.

4.6.6             Brokerage Commissions. Except for commissions payable to the Placement Agent, neither Company nor any Affiliate of Company is obligated to pay any brokerage commission or finder’s fee to any Person in connection with the transactions contemplated by this Agreement.

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4.6.7             Investment Company Act. Neither Company nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

4.7              No Misstatement. No information, exhibit, report, schedule or document, when viewed together as a whole, furnished by Company to Purchasers in connection with the negotiation, execution or performance of this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances when made or furnished to Purchasers and as of the Closing Date except for any statement therein or omission therefrom which was corrected, amended or supplemented or otherwise disclosed or updated in a subsequent exhibit, report, schedule or document.

4.8              Internal Accounting Controls. Company, Bank and each other applicable Subsidiary of Company has established and maintains a system of internal control over financial reporting that pertain to the maintenance of records that accurately and fairly reflect the transactions and dispositions of Company’s assets (on a consolidated basis), provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that Company’s and Bank’s receipts and expenditures and receipts and expenditures of each of Company’s other Subsidiaries are being made only in accordance with authorizations of Company management and board of directors, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of assets of Company on a consolidated basis that could have a Material Adverse Effect on Company and its Subsidiaries taken as a whole. Company believes such internal control over financial reporting is effective to provide reasonable assurance regarding the reliability of Company’s financial reporting and the preparation of Company’s financial statements for external purposes in accordance with GAAP. Since the conclusion of Company’s last completed fiscal year, to Company’s knowledge there has not been and there currently is not (i) any significant deficiencies or material weaknesses in the design or operation of its internal control over financial reporting which are reasonably likely to adversely affect its ability to record, process, summarize and report financial information, or (ii) any fraud, whether or not material, that involves management or other employees who have a role in Company’s or Bank’s internal control over financial reporting and the internal control over financial reporting of each other applicable Subsidiary of Company. Company (A) has implemented and maintains disclosure controls and procedures it believes are reasonably designed and maintained to ensure that material information relating to Company is made known to the Chief Executive Officer and the Chief Financial Officer of Company by others within Company and (B) has disclosed, based on its most recent evaluation prior to the date hereof, to Company’s outside auditors and the audit committee of Company’s board of directors any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Company’s internal controls over financial reporting and of which Company has knowledge. Such disclosure controls and procedures are effective for the purposes for which they were established.

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4.9              Representations and Warranties Generally. None of the representations, warranties, covenants and agreements made in this Agreement or in any certificate or other document delivered to Purchasers by or on behalf of Company pursuant to or in connection with this Agreement contains any untrue statement of a material fact or omits to state a material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances when made and as of the Closing Date. Company has not made and shall be deemed not to have made any representations and warranties, express or implied, in connection with the offer and sale of the Subordinated Notes other than the representations and warranties expressly set forth in this Agreement or in any certificate or other document delivered to Purchasers by or on behalf of Company pursuant to or in connection with this Agreement.

5.	GENERAL COVENANTS, CONDITIONS AND AGREEMENTS.

Company hereby further covenants and agrees with each Purchaser as follows:

5.1              Compliance with Transaction Documents. Company shall comply with, observe and timely perform each and every one of the covenants, agreements and obligations of Company under the Transaction Documents.

5.2              Affiliate Transactions. Company shall not itself, nor shall it cause, permit or allow any Subsidiary to enter into any material transaction, including, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate of Company except in the ordinary course of business and pursuant to the reasonable requirements of Company’s or such Affiliate’s business and upon terms consistent with applicable laws and regulations and reasonably found by the appropriate board(s) of directors to be fair and reasonable and no less favorable to Company or such Affiliate than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate of Company.

5.3              Compliance with Laws.

5.3.1             Generally. Company shall comply and cause Bank and each of its other Subsidiaries to comply in all material respects with all applicable statutes, rules, regulations, orders and restrictions in respect of the conduct of its business and the ownership of its properties, except, in each case, where such noncompliance would not reasonably be expected to have a Material Adverse Effect on Company and its Subsidiaries taken as a whole.

5.3.2             Regulated Activities. Company shall not itself, nor shall it cause, permit or allow Bank or any other Subsidiary of Company to (i) engage in any business or activity not permitted by all applicable laws and regulations, except where such business or activity would not reasonably be expected to have a Material Adverse Effect on Company and its Subsidiaries taken as a whole or (ii) make any loan or advance secured by the capital stock of another bank or depository institution, or acquire the capital stock, assets or obligations of or any interest in another bank or depository institution, in each case other than in accordance with applicable laws and regulations and safe and sound banking practices.

5.3.3             Taxes. Company shall and shall cause Bank and any of its Subsidiaries to promptly pay and discharge all taxes, assessments and other governmental charges imposed upon Company, Bank or any other Subsidiary or upon the income, profits, or property of Company or any Subsidiary of Company and all claims for labor, material or supplies which, if unpaid, might by law become a lien or charge upon the property of Company, Bank or any other Subsidiary of Company. Notwithstanding the foregoing, none of Company, Bank or any other Subsidiary of Company shall be required to pay any such tax, assessment, charge or claim, so long as the validity thereof shall be contested in good faith by appropriate proceedings, and appropriate reserves therefor shall be maintained on the books of Company, Bank and such other Subsidiary.

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5.3.4             Tier 2 Capital. If all or any portion of the Subordinated Notes ceases to be deemed, or there is a material risk that all or any portion of the Subordinated Notes will, within one hundred twenty (120) days, cease to be deemed to be Tier 2 Capital, other than due to the limitation imposed on the capital treatment of subordinated debt during the five (5) years immediately preceding the Maturity Date of the Subordinated Notes, Company will immediately notify the Purchasers, and thereafter Company shall have the option to redeem the Subordinated Notes, in whole or in part, in accordance with the terms of the Subordinated Notes. If Company elects to restructure the Subordinated Notes to qualify as Tier 2 Capital, Company will work together with the Purchasers in good faith to execute and deliver all agreements as reasonably necessary in order to restructure the applicable portions of the obligations evidenced by the Subordinated Notes to qualify as Tier 2 Capital.

5.4              Absence of Control. It is the intent of the parties to this Agreement that in no event shall Purchasers, by reason of any of the Transaction Documents, be deemed to control, directly or indirectly, Company, and Purchasers shall not exercise, or be deemed to exercise, directly or indirectly, a controlling influence over the management or policies of Company.

5.5              Rule 144A Information. While any Subordinated Notes remain “restricted securities” within the meaning of the Securities Act, Company will make available, upon request, to any Purchaser that proposes to sell such Subordinated Notes the information specified in Rule 144A(d)(4) under the Securities Act, unless Company is then subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

5.6              Secondary Market Transactions. Each Purchaser shall have the right at any time and from time to time to securitize its Subordinated Notes or any portion thereof in a single asset securitization or a pooled loan securitization of rated single or multi-class securities secured by or evidencing ownership interests in the Subordinated Notes (each such securitization is referred to herein as a “Secondary Market Transaction”). In connection with such Secondary Market Transactions, the Company shall cooperate with eligible Purchasers and otherwise reasonably assist eligible Purchasers in satisfying the market standards to which Purchasers customarily adhere or which may be reasonably required in the marketplace or by applicable rating agencies in connection with such Secondary Market Transactions. Each eligible Purchaser shall bear the cost and expenses of any such Secondary Market Transaction provided that the Company shall bear the costs and expenses for any such Secondary Market Transactions that represent a principal amount of at least $5,000,000, but in no event shall the Company be required to incur more than $10,000 in costs or expenses in the aggregate for all Purchasers, in connection therewith. Subject to the terms of future confidentiality agreements which will be entered into in connection with the receipt of confidential information at that time, information regarding the Company may be furnished, without liability except in the case of gross negligence or willful misconduct, to any Purchaser and to any Person reasonably deemed necessary by Purchaser in connection with such Secondary Market Transaction. Purchaser shall cause any Person to whom Purchaser wishes to deliver confidential Company information related to the Secondary Market Transaction to execute and deliver to Company a non-disclosure agreement reasonably acceptable to the Company unless such Person is a party to a commercially reasonable non-disclosure agreement to which Company is a third party beneficiary. All documents, financial statements, appraisals and other data relevant to Company or the Subordinated Notes may be retained by any such Person, subject to the terms of any applicable non-disclosure agreement.

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5.7              DTC; Bloomberg. Company will utilize its diligent and commercially reasonable efforts (a) to cause the Subordinated Notes to be eligible for clearance and settlement through the facilities of DTC within ninety (90) days of after the Closing Date and (b) to have the Subordinated Notes quoted on Bloomberg within ninety (90) days after the Closing Date. Any certificate representing the Subordinated Notes in global form shall be registered in the name of Cede & Co. or such other nominee designated by DTC.

5.8              Failure to Register or Have Quoted. If Company has not secured a quotation on Bloomberg for the Subordinated Notes ninety (90) days after the Closing Date or the Subordinated Notes are not registered in the name of DTC within ninety (90) days after the Closing Date, Company shall pay the Purchasers an amount equal to $2,500 per month (pro-rated for any partial month) for each month such obligation to secure quotation or registration has not been satisfied (a “Delinquent Month”), with such payment due on the tenth day of the month following each Delinquent Month. Each Purchaser shall be entitled to a pro rata portion of such amount, based on the outstanding principal amounts of the Subordinated Notes held on the final day of the applicable Delinquent Month, whether or not a Business Day.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASERS.

Each Purchaser hereby represents and warrants to Company, and covenants with Company, severally and not jointly, as follows:

6.1              Legal Power and Authority. Purchaser has all necessary power and authority to execute, deliver and perform its, his or her obligations under this Agreement and to consummate the transactions contemplated hereby. If other than a natural person, Purchaser is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

6.2              Authorization and Execution. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of such Purchaser, and this Agreement is a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

6.3              No Conflicts. Neither the execution, delivery or performance of the Transaction Documents nor the consummation of any of the transactions contemplated thereby will conflict with, violate, constitute a breach of or a default (whether with or without the giving of notice or lapse of time or both) under (i) its organizational documents, (ii) any agreement to which Purchaser is party, (iii) any law applicable to Purchaser or (iv) any order, writ, judgment, injunction, decree, determination or award binding upon or affecting Purchaser.

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6.4              Purchase for Investment. Purchaser is purchasing the Subordinated Note for its, his or her own account and not with a view to distribution and with no present intention of reselling, distributing or otherwise disposing of the same. Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for, or which is likely to compel, a disposition of the Subordinated Notes in any manner.

6.5              Accredited Investor. Purchaser is and will be on the Closing Date an “accredited investor” as such term is defined in Rule 501(a) of Regulation D as contemplated by subsections (1), (2), (3) and (7) of Rule 501(a) of Regulation D or, if Purchaser is a director of Company, as contemplated by subsection (4) of Rule 501(a) of Regulation D.

6.6              Financial and Business Sophistication. Purchaser has such knowledge and experience in financial and business matters that it, he or she is capable of evaluating the merits and risks of the prospective investment in the Subordinated Notes. Purchaser has relied solely upon its, his or her own knowledge of, and/or the advice of its, his or her own legal, financial or other advisors with regard to, the legal, financial, tax and other considerations involved in deciding to invest in the Subordinated Notes.

6.7              Private Placement; No Registration of Securities. Purchaser understands and acknowledges that the Subordinated Notes are being sold by Company without registration under the Securities Act in reliance on the exemption from federal and state registration set forth in, respectively, Rule 506(b) of Regulation D promulgated under Section 4(a)(2) of the Securities Act and Section 18 of the Securities Act, or any state securities laws, and accordingly, may be resold, pledged or otherwise transferred only if exemptions from the Securities Act and applicable state securities laws are available to Purchaser. Purchaser further understands and acknowledges that Company will not be obligated in the future to register the Subordinated Notes under the Securities Act or the Exchange Act, or under any state securities laws. Neither the Placement Agent nor Company has made or is making any representation, warranty or covenant, express or implied, as to the availability of any exemption from registration under the Securities Act or any applicable state securities laws for the resale, pledge or other transfer of the Subordinated Notes. Purchaser is not subscribing for the Subordinated Notes as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting. Purchaser acknowledges and agrees that all certificates or other instruments representing the Subordinated Notes will bear the restrictive legend set forth in the form of Subordinated Note. Purchaser further acknowledges its, his or her primary responsibilities under the Securities Act and, accordingly, will not sell or otherwise transfer the Subordinated Notes or any interest therein without complying with the requirements of the Securities Act and the rules and regulations promulgated thereunder and the requirements set forth in this Agreement.

6.8              Ability to Bear Economic Risk of Investment. Purchaser recognizes that an investment in the Subordinated Notes involves substantial risk. Purchaser has the ability to bear the economic risk of the prospective investment in the Subordinated Notes, including the ability to hold the Subordinated Notes indefinitely, and further including the ability to bear a complete loss of all of its investment in Company.

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6.9              Information. Purchaser acknowledges that: (i) Purchaser is not being provided with the disclosures that would be required if the offer and sale of the Subordinated Notes were registered under the Securities Act, nor is Purchaser being provided with any offering circular or prospectus prepared in connection with the offer and sale of the Subordinated Notes; (ii) Purchaser has conducted its, his or her own examination of Company and the terms of the Subordinated Notes to the extent Purchaser deems necessary to make its, his or her decision to invest in the Subordinated Notes; and (iii) Purchaser has availed itself, himself or herself of publicly available financial and other information concerning Company to the extent Purchaser deems necessary to make its decision to purchase the Subordinated Notes.

6.10            Access to Information. Purchaser acknowledges that Purchaser and Purchaser’s advisors have been furnished with all materials relating to the business, finances and operations of Company that have been requested by Purchasers or such advisors and have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of Company concerning terms and conditions of the transactions contemplated by this Agreement in order to make an informed and voluntary decision to enter into this Agreement and to invest in the Subordinated Notes.

6.11            Investment Decision. Purchaser has made its, his or her own investment decision based upon Purchaser’s own judgment, due diligence and advice from such advisors as Purchaser has deemed necessary and not upon any view expressed by any other Person, including the Placement Agent. Neither such inquiries nor any other due diligence investigations conducted by Purchaser or Purchaser’s advisors or representatives, if any, shall modify, amend or affect Purchaser’s right to rely on Company’s representations and warranties contained herein. Purchaser is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any Person by or on behalf of Company, including, without limitation, the Placement Agent, except for the express statements, representations and warranties of Company made or contained in this Agreement. Furthermore, Purchaser acknowledges that (i) the Placement Agent has not performed any due diligence review on behalf of any Purchaser and (ii) nothing in this Agreement or any other materials presented by or on behalf of Company to Purchaser in connection with the purchase of the Subordinated Notes constitutes legal, tax or investment advice.

6.12            Placement Agent.

6.12.1         General; No Obligation to Make Market. Purchaser will purchase the Subordinated Note(s) directly from Company and not from the Placement Agent and understands that neither the Placement Agent nor any other broker or dealer has any obligation to make a market in the Subordinated Notes.

6.12.2         Certain Disclosures. Purchaser has received and reviewed the disclosures set forth in Annex I hereto a reasonable time prior to entering into this Agreement.

6.12.3         Certain Plan Purchasers. If Purchaser is an employee benefit plan subject to the Employee Retirement Income Security Act (“ERISA”) or a “plan” subject to section 4975 of the Internal Revenue Code, Purchaser acknowledges and agrees that the Placement Agent has not acted, and will not be treated, as an “investment advice fiduciary” (as contemplated in 29 C.F.R. 2510.3-21) for purposes of ERISA and section 4975 of the Internal Revenue Code, in connection with any commitments by, or information provided to, such investor by reason of 29 C.F.R. 2510.3-21(c)(1) — the exception for “transactions with independent fiduciaries with financial expertise.”

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6.13            Tier 2 Capital. If Company notifies the Purchasers, pursuant to Section 5.3.4, that all or any portion of the Subordinated Notes ceases to be deemed, or there is a material risk that all or any portion of the Subordinated Notes will, within one hundred twenty (120) days, cease to be deemed to be Tier 2 Capital and Company notifies Purchasers of its election to restructure the Subordinated Notes to qualify as Tier 2 Capital, Purchasers will work together with Company in good faith to execute and deliver all agreements as reasonably necessary in order to restructure the applicable portions of the obligations evidenced by the Subordinated Notes to qualify as Tier 2 Capital.

6.14            Accuracy of Representations. Purchaser understands that each of the Placement Agent and Company will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements in connection with the transactions contemplated by this Agreement, and agrees that if any of the representations or acknowledgements made by Purchaser are no longer accurate as of the Closing Date, or if any of the agreements made by Purchaser are breached on or prior to the Closing Date, it, he or she shall promptly notify the Placement Agent and Company.

6.15            Representations and Warranties Generally. The representations and warranties of Purchaser set forth in this Agreement are true and correct as of the date hereof and will be true and correct as of the Closing Date (in each case except to the extent any such representation or warranty is made as of a specified date, in which case such representation and warranty shall be true and correct as of such date). Any certificate signed by a duly authorized representative of Purchaser and delivered to Company or to counsel for Company shall be deemed to be a representation and warranty by Purchaser to Company as to the matters set forth therein.

7.	TERMINATION.

Purchasers may terminate this Agreement (i) at any time prior to the Closing Date by written notice signed by Purchaser to Company if Purchaser shall decline to purchase the Subordinated Notes for any reason permitted by this Agreement or (ii) on the Closing Date if any condition described in Section 3.2 is not fulfilled by Company or waived in writing by the Purchasers on or prior to the Closing Date. Any termination pursuant to this Section shall be without liability on the part of (i) Company to Purchasers or (ii) Purchasers to Company.

8.	MISCELLANEOUS.

8.1              Prohibition on Assignment by Company. Except as described in Section 8(b) (Merger or Sale of Assets) of the Subordinated Notes, Company may not assign, transfer or delegate any of its rights under this Agreement or the Subordinated Notes without the prior written consent of Purchasers. In addition, in accordance with the terms of the Subordinated Notes, any transfer of such Subordinated Notes by any Purchaser (or its successors and/or assigns) must be made in accordance with the Assignment Form attached thereto and the requirements and restrictions thereof.

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8.2              Time of the Essence. Time is of the essence of this Agreement.

8.3              Waiver or Amendment. No waiver or amendment of any term, provision, condition, covenant or agreement herein or in the Subordinated Notes shall be effective except with the consent of the holders of greater than fifty percent (50%) in aggregate principal amount (excluding any Subordinated Notes held by Company or any of its Affiliates) of the Subordinated Notes at the time outstanding; provided, however, that without the consent of each holder of an affected Subordinated Note, no such amendment or waiver may: (i) reduce the principal amount of the Subordinated Note; (ii) reduce the rate of or change the time for payment of interest on any Subordinated Note; (iii) extend the maturity of any Subordinated Note; (iv) change the currency in which payment of the obligations of Company under this Agreement and the Subordinated Notes are to be made; (v) lower the percentage of aggregate principal amount of outstanding Subordinated Notes required to approve any amendment of this Agreement or the Subordinated Notes; (vi) make any changes to Section 6 (Failure to Make Payments) of the Subordinated Notes that adversely affects the rights of any holder of a Subordinated Note; or (vii) disproportionately and adversely affect any of the holders of the then outstanding Subordinated Notes. Notwithstanding the foregoing, Company may amend or supplement the Subordinated Notes without the consent of the holders of the Subordinated Notes to cure any ambiguity, defect or inconsistency or to provide for uncertificated Subordinated Notes in addition to or in place of certificated Subordinated Notes, or to make any change that does not adversely affect the rights of any holder of any of the Subordinated Notes. No failure to exercise or delay in exercising, by any party hereto or any holder of the Subordinated Notes, of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right or remedy provided by law. The rights and remedies provided in this Agreement are cumulative and not exclusive of any right or remedy provided by law or equity. No notice or demand on Company in any case shall, in itself; entitle Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Purchasers to any other or further action in any circumstances without notice or demand. No consent or waiver, expressed or implied, by Purchasers to or of any breach or default by Company in the performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Company hereunder. Failure on the part of Purchasers to complain of any acts or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Purchasers of their rights hereunder or impair any rights, powers or remedies on account of any breach or default by Company.

8.4              Severability. Any provision of this Agreement which is unenforceable or invalid or contrary to law, or the inclusion of which would adversely affect the validity, legality or enforcement of this Agreement, shall be of no effect and, in such case, all the remaining terms and provisions of this Agreement shall subsist and be fully effective according to the tenor of this Agreement the same as though any such invalid portion had never been included herein. Notwithstanding any of the foregoing to the contrary, if any provisions of this Agreement or the application thereof are held invalid or unenforceable only as to particular persons or situations, the remainder of this Agreement, and the application of such provision to persons or situations other than those to which it shall have been held invalid or unenforceable, shall not be affected thereby, but shall continue valid and enforceable to the fullest extent permitted by law.

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8.5              Notices. Any notice which any party hereto may be required or may desire to give hereunder shall be deemed to have been given if in writing and if delivered personally, or if mailed, postage prepaid, by United States registered or certified mail, return receipt requested, or if delivered by a responsible overnight commercial courier promising next business day delivery, or if sent by email (provided that confirmation of receipt of the email is obtained) addressed:

if to Company:	Five Star Bancorp 6810 Five Star Boulevard, Suite 100 Rocklin, California 95677 Attention: Chief Financial Officer Email: ksnelling@fivestarbank.com

with a copy to:	Weintraub Tobin 475 Sansome Street, Suite 1800 San Francisco, CA 94111 USA Attention: Daniel B. Eng Email: deng@weintraub.com

if to Purchasers:	To the addresses indicated on such Purchaser’s signature page or to such other address or addresses as the party to be given notice may have furnished in writing to the party seeking or desiring to give notice, as a place for the giving of notice; provided that no change in address shall be effective until five (5) Business Days after being given to the other party in the manner provided for above. Any notice given in accordance with the foregoing shall be deemed given when delivered personally or sent if sent by email (provided that confirmation of receipt of email is obtained) or, if mailed, three (3) Business Days after it shall have been deposited in the United States mails as aforesaid or, if sent by overnight courier, the Business Day following the date of delivery to such courier (provided next business day delivery was requested).

8.6              Successors and Assigns. This Agreement shall inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns; except that, unless a Purchaser consents in writing, no assignment made by Company in violation of this Agreement shall be effective or confer any rights on any purported assignee of Company. The term “successors and assigns” will not include a purchaser of any of the Subordinated Notes from any Purchaser merely because of such purchase.

8.7              No Joint Venture. Nothing contained herein or in any document executed pursuant hereto and no action or inaction whatsoever on the part of a Purchaser, shall be deemed to make a Purchaser a partner or joint venturer with Company.

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8.8              Documentation. All documents and other matters required by any of the provisions of this Agreement to be submitted or furnished to a Purchaser shall be in form and substance reasonably satisfactory to such Purchaser.

8.9              Entire Agreement. This Agreement and the Subordinated Notes along with the Exhibits thereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified or amended in any manner other than by supplemental written agreement executed by the parties hereto. No party, in entering into this Agreement, has relied upon any representation, warranty, covenant, condition or other term that is not set forth in this Agreement or in the Subordinated Notes.

8.10            Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its laws or principles of conflict of laws. Nothing herein shall be deemed to limit any rights, powers or privileges which a Purchaser may have pursuant to any law of the United States of America or any rule, regulation or order of any department or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by a Purchaser which is lawful pursuant to, or which is permitted by, any of the foregoing.

8.11            No Third Party Beneficiary. This Agreement is made for the sole benefit of Company and the Purchasers, and no other person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor shall any other person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder; provided, that the Placement Agent may rely on the representations and warranties contained herein to the same extent as if it were a party to this Agreement.

8.12            Legal Tender of United States. All payments hereunder shall be made in coin or currency which at the time of payment is legal tender in the United States of America for public and private debts.

8.13            Captions; Counterparts. Captions contained in this Agreement in no way define, limit or extend the scope or intent of their respective provisions. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

8.14            Knowledge; Discretion. All references herein to Purchaser’s or Company’s knowledge shall be deemed to mean the knowledge of such party based on the actual knowledge of such party’s Chief Executive Officer and Chief Financial Officer or such other persons holding equivalent offices. Unless specified to the contrary herein, all references herein to an exercise of discretion or judgment by a Purchaser, to the making of a determination or designation by a Purchaser, to the application of a Purchaser’s discretion or opinion, to the granting or withholding of a Purchaser’s consent or approval, to the consideration of whether a matter or thing is satisfactory or acceptable to a Purchaser, or otherwise involving the decision making of a Purchaser, shall be deemed to mean that such Purchaser shall decide using the reasonable discretion or judgment of a prudent lender.

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8.15            Waiver of Right to Jury Trial. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF COMPANY OR PURCHASERS. THE PARTIES ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF THEIR OWN FREE WILL. THE PARTIES FURTHER ACKNOWLEDGE THAT (I) THEY HAVE READ AND UNDERSTAND THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (II) THIS WAIVER HAS BEEN REVIEWED BY THE PARTIES AND THEIR COUNSEL AND IS A MATERIAL INDUCEMENT FOR ENTRY INTO THIS AGREEMENT AND (III) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH TRANSACTION DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

8.16            Expenses. Except as otherwise provided in this Agreement, each of the parties will bear and pay all other costs and expenses incurred by it or on its behalf in connection with the transactions contemplated pursuant to this Agreement, except that, at the Closing, the Company shall bear, and upon request by Purchasers, reimburse each Purchaser (or group of affiliated Purchasers) that purchases a Subordinated Note with an initial principal amount of at least $8,000,000.00 for all reasonable out-of-pocket fees and expenses of attorneys incurred by each Purchaser and their affiliates in connection with the negotiation and preparation of this Agreement and undertaking of the transactions contemplated pursuant to this Agreement for a flat fee of $2,000.

8.17            Survival. Each of the representations and warranties set forth in this Agreement shall survive the consummation of the transactions contemplated hereby for a period of one year after the date hereof. Except as otherwise provided herein, all covenants and agreements contained herein shall survive until, by their respective terms, they are no longer operative.

[Signature Pages Follow]

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IN WITNESS WHEREOF, Company has caused this Subordinated Note Purchase Agreement to be executed by its duly authorized representative as of the date first above written.

COMPANY:

FIVE STAR BANCORP

By:
[________________]

[Company Signature Page to Subordinated Note Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser has caused this Subordinated Note Purchase Agreement to be executed by its duly authorized representative as of the date first above written.

PURCHASER:

[____________]

By:
Name:
Title:

Address of Purchaser:

[____________]

Principal Amount of Purchased Subordinated Note:

[____________]

[Purchaser Signature Page to Subordinated Note Purchase Agreement]

EXHIBIT A

FORM OF SUBORDINATED NOTE

SUBORDINATED NOTE

FIVE STAR BANCORP

6.0% FIXED-TO-FLOATING RATE SUBORDINATED NOTE DUE 2027

THE INDEBTEDNESS EVIDENCED BY THIS SUBORDINATED NOTE IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO THE CLAIMS OF CREDITORS (OTHER THAN CREDITORS OF EXISTING SUBORDINATED DEBT) OF FIVE STAR BANCORP (THE “COMPANY”), INCLUDING OBLIGATIONS OF THE COMPANY TO ITS GENERAL AND SECURED CREDITORS AND IS UNSECURED. IT IS INELIGIBLE AS COLLATERAL FOR ANY EXTENSION OF CREDIT BY THE COMPANY OR ANY OF ITS SUBSIDIARIES. IN THE EVENT OF LIQUIDATION ALL SENIOR INDEBTEDNESS OF THE COMPANY SHALL BE ENTITLED TO BE PAID IN FULL WITH SUCH INTEREST AS MAY BE PROVIDED BY LAW BEFORE ANY PAYMENT SHALL BE MADE ON ACCOUNT OF PRINCIPAL OF OR INTEREST ON THIS SUBORDINATED NOTE. AFTER PAYMENT IN FULL OF ALL SUMS OWING TO SUCH HOLDERS OF SENIOR INDEBTEDNESS, THE HOLDER OF THIS SUBORDINATED NOTE SHALL BE ENTITLED TO BE PAID FROM THE REMAINING ASSETS OF THE COMPANY THE UNPAID PRINCIPAL AMOUNT OF THIS SUBORDINATED NOTE PLUS ACCRUED AND UNPAID INTEREST THEREON BEFORE ANY PAYMENT OR OTHER DISTRIBUTION, WHETHER IN CASH, PROPERTY OR OTHERWISE, SHALL BE MADE (I) WITH RESPECT TO ANY OBLIGATION THAT BY ITS TERMS EXPRESSLY IS JUNIOR IN THE RIGHT OF PAYMENT TO THE SUBORDINATED NOTES, (II) WITH RESPECT TO ANY INDEBTEDNESS BETWEEN THE COMPANY AND ANY OF ITS SUBSIDIARIES OR AFFILIATES OR (III) ON ACCOUNT OF ANY SHARES OF CAPITAL STOCK OF THE COMPANY.

THE INDEBTEDNESS EVIDENCED BY THIS SUBORDINATED NOTE IS NOT A DEPOSIT OR BANK ACCOUNT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”) OR ANY OTHER GOVERNMENT AGENCY OR FUND, AND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THIS SUBORDINATED NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) AND MULTIPLES OF ONE THOUSAND DOLLARS ($1,000) IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SUBORDINATED NOTE IN A DENOMINATION OF LESS THAN TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SUBORDINATED NOTE FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON THIS SUBORDINATED NOTE, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SUBORDINATED NOTE.

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THIS SUBORDINATED NOTE MAY BE SOLD ONLY IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SUBORDINATED NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

CERTAIN ERISA CONSIDERATIONS:

THE HOLDER OF THIS SUBORDINATED NOTE, OR ANY INTEREST HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS SUBORDINATED NOTE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SUBORDINATED NOTE, OR ANY INTEREST HEREIN, ARE NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE AND HOLDING. ANY PURCHASER OR HOLDER OF THIS SUBORDINATED NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER: (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO WHICH TITLE I OF ERISA OR SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE OR (ii) SUCH PURCHASE OR HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH FULL EXEMPTIVE RELIEF IS NOT AVAILABLE UNDER APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

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ANY FIDUCIARY OF ANY PLAN WHO IS CONSIDERING THE ACQUISITION OF THIS SUBORDINATED NOTE OR ANY INTEREST HEREIN SHOULD CONSULT WITH HIS OR HER LEGAL COUNSEL PRIOR TO ACQUIRING THIS SUBORDINATED NOTE OR ANY INTEREST HEREIN.

No. [•]	[•] [Accred. Inv.]

FIVE STAR BANCORP

6.0% FIXED-TO-FLOATING RATE SUBORDINATED NOTE DUE 2027

1.                  Subordinated Notes. This Subordinated Note is one of an issue of notes of Five Star Bancorp, a California corporation (the “Company”), designated as the “6.0% Fixed-to-Floating Rate Subordinated Notes due 2027” (the “Subordinated Notes”).

2.                  Payment.

The Company, for value received, promises to pay to [•], or its registered assigns, the principal sum of [•] Dollars (U.S.) ($[•]), plus accrued but unpaid interest on September 15, 2027 (“Stated Maturity”) and to pay interest thereon (i) from and including the original issue date of the Subordinated Notes to but excluding September 15, 2022 or the earlier redemption date contemplated by Section 4(a) of this Subordinated Note, at the rate of 6.0% per annum, computed on the basis of a three hundred sixty (360)-day year consisting of twelve (12) thirty (30)-day months and payable semi-annually in arrears (each, a “Fixed-Rate Interest Period”) on March 15 and September 15 of each year (each, a “Fixed Interest Payment Date”), beginning March 15, 2018, and (ii) from and including September 15, 2022 to but excluding the Stated Maturity or the earlier redemption date contemplated by Section 4(b) of this Subordinated Note, at the rate per annum, reset quarterly, equal to LIBOR determined on the determination date of the applicable Interest Period plus 404.4 basis points, computed on the basis of a three hundred sixty (360)-day year and the actual number of days elapsed and payable quarterly in arrears (each, a “Floating Rate Interest Period”) on March 15, June 15, September 15 and December 15 of each year (each, a “Floating Interest Payment Date”). An “Interest Payment Date” is either a Fixed Interest Payment Date or a Floating Interest Payment Date, as applicable. An “Interest Period” is either a Fixed-Rate Interest Period or a Floating Rate Interest Period, as applicable. “LIBOR” means the three (3)-month USD LIBOR, which will be the offered rate for three-month deposits in U.S. dollars, as that rate appears on the Bloomberg Page BBAM1 (or any successor page thereto) as of 11:00 a.m., London time, as observed two London banking days prior to the first day of the applicable Floating Rate Interest Period. If three (3)-month USD LIBOR is not displayed as of such time with respect to any applicable Floating Rate Interest Period, then the Company will request the principal London offices of at least two banks to provide a quotation of their rates for deposits in U.S. dollars for a period comparable to the applicable Floating Rate Interest Period and the 3-month USD LIBOR for such Floating Rate Interest Period shall be the arithmetic mean of such quotations. A London banking day is a day on which commercial banks and foreign currency markets settle payments and are open for general business in London, England.

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Any payment of principal of or interest on this Subordinated Note that would otherwise become due and payable on a day which is not a Business Day shall become due and payable on the next succeeding Business Day, with the same force and effect as if made on the date for payment of such principal or interest, and no interest will accrue in respect of such payment for the period after such day. The term “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banks in the State of California are generally authorized or required by law or executive order to be closed.

3.                  Subordination. The indebtedness of the Company evidenced by this Subordinated Note, including the principal and interest on this Subordinated Note, shall be subordinate and junior in right of payment to the prior payment in full of all existing claims of creditors of the Company, whether now outstanding or subsequently created, assumed, guaranteed or incurred (collectively, “Senior Indebtedness”), which shall consist of principal of (and premium, if any) and interest, if any, on: (a) all indebtedness and obligations of, or guaranteed or assumed by, the Company for money borrowed, whether or not evidenced by bonds, debentures, securities, notes or other similar instruments, and including, but not limited to all obligations to the Company’s general secured and unsecured creditors; (b) any deferred obligations of the Company for the payment of the purchase price of property or assets acquired other than in the ordinary course of business; (c) all obligations, contingent or otherwise, of the Company in respect of any letters of credit, bankers’ acceptances, security purchase facilities and similar direct credit transactions; (d) any capital lease obligations of the Company; (e) all obligations of the Company in respect of interest rate swap, cap or other agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity contracts and other similar arrangements or derivative products; (f) all obligations that are similar to those in clauses (a) through (e) of other persons, including any Subsidiary of the Company, for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise arising from an off-balance sheet guarantee; (g) all obligations of the types referred to in clauses (a) through (f) of other persons secured by a lien on any property or asset of the Company; and (h) in the case of (a) through (g) above, all amendments, renewals, extensions, modifications and refundings of such indebtedness and obligations; provided that “Senior Indebtedness” does not include (i) the Subordinated Notes, (ii) any obligation that by its terms expressly is junior to (including any junior subordinated debentures underlying trust preferred securities), or ranks equally in right of payment with, the Subordinated Notes, or (iii) any indebtedness between the Company and any of its Subsidiaries or affiliates. This Subordinated Note is not secured by any assets of the Company.

In the event of liquidation of the Company, all creditors of the Company shall be entitled to be paid in full with such interest as may be provided by law before any payment shall be made on account of principal of or interest on this Subordinated Note. Additionally, in the event of any insolvency, dissolution, assignment for the benefit of creditors or any liquidation or winding up of or relating to the Company, whether voluntary or involuntary, holders of Senior Indebtedness shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on the Subordinated Notes, including this Subordinated Note. In the event of any such proceeding, after payment in full of all sums owing with respect to the Senior Indebtedness, the registered holders of the Subordinated Notes from time to time (each a “Noteholder” and, collectively, the “Noteholders”), together with the holders of any obligations of the Company ranking on a parity with the Subordinated Notes, shall be entitled to be paid from the remaining assets of the Company the unpaid principal thereof, and the unpaid interest thereon before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligation that, by its terms, expressly ranks junior to the Subordinated Notes (including any junior subordinated debentures underlying trust preferred securities).

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If there shall have occurred and be continuing (a) a default in any payment with respect to any Senior Indebtedness or (b) an event of default with respect to any Senior Indebtedness as a result of which the maturity thereof is accelerated, unless and until such payment default or event of default shall have been cured or waived or shall have ceased to exist, no payments shall be made by the Company with respect to the Subordinated Notes. The provisions of this paragraph shall not apply to any payment with respect to which the immediately preceding paragraph of this Section 3 would be applicable.

Nothing herein shall act to prohibit, limit or impede the Company from issuing additional debt of the Company having the same rank as the Subordinated Notes or which may be junior or senior in rank to the Subordinated Notes.

4.                  Redemption.

(a)                Redemption Prior to Fifth Anniversary. This Subordinated Note shall not be redeemable by the Company in whole or in part prior to the fifth (5th) anniversary of the date upon which this Subordinated Note was originally issued (the “Issue Date”), except in the event that: (i) this Subordinated Note and the indebtedness evidenced hereby no longer qualifies as “Tier 2 Capital” (as defined by the Board of Governors of the Federal Reserve System (the “Federal Reserve”)) as a result of a change in applicable law or regulation, or the interpretation or application thereof by any judicial, legislative or regulatory authority that becomes effective after the date of issuance of this Subordinated Note or there is a material risk that all or any portion of this Subordinated Note will, within one hundred twenty (120) days, cease to be deemed to be Tier 2 Capital, other than due to the limitation imposed on the capital treatment of subordinated debt (“Tier 2 Capital Event”); (ii) a Tax Event (as defined below) occurs; or (iii) the Company, in the opinion of legal counsel to the Company, becomes required to register as an investment company pursuant to the Investment Company Act of 1940, as amended (and “Investment Company Event”). Upon the occurrence of a Tier 2 Capital Event, a Tax Event or an Investment Company Event, subject to Section 4(g), the Company may redeem this Subordinated Note in whole at any time, or in part from time to time, at a price equal to one hundred percent (100.0%) of the outstanding principal amount being redeemed plus accrued but unpaid interest, to but excluding the redemption date. “Tax Event” means the receipt by the Company of an opinion of counsel to the Company that as a result of any amendment to, or change (including any final and adopted (or enacted) prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, there exists a material risk that interest payable by the Company on the Subordinated Notes is not, or within one hundred twenty (120) days after the receipt of such opinion will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes.

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(b)               Redemption on or after Fifth Anniversary. On or after the fifth (5th) anniversary of the Issue Date, subject to Section 4(g), this Subordinated Note shall be redeemable at the option of and by the Company, in whole or in part at any time upon any Interest Payment Date, at a price equal to one hundred percent (100.0%) of the outstanding principal amount being redeemed plus accrued but unpaid interest, to but excluding the redemption date, but in all cases in a principal amount with integral multiples of one thousand dollars ($1,000). In addition, the Company may redeem all or a portion of the Subordinated Notes, at any time upon the occurrence of a Tier 2 Capital Event, Tax Event or an Investment Company Event.

(c)                Partial Redemption. If less than the then outstanding principal amount of this Subordinated Note is redeemed, (i) a new Subordinated Note shall be issued representing the unredeemed portion without charge to the holder thereof and (ii) such redemption shall be effected on a pro rata basis as to the Noteholders. For purposes of clarity, upon a partial redemption, a like percentage of the outstanding principal amount of every Subordinated Note held by every Noteholder shall be redeemed.

(d)               No Redemption at Option of Noteholder. This Subordinated Note is not subject to redemption at the option of the Noteholder.

(e)                Redemption Procedure. In the case of any redemption of this Subordinated Note pursuant to this Section 4, the Company will give the holder hereof notice of redemption, which notice shall indicate the aggregate principal amount of Subordinated Notes to be redeemed, not less than thirty (30) nor more than forty-five (45) calendar days prior to the redemption date; provided, that any redemption pursuant to Section 4(a) shall only require 10 days advance notice to the Noteholder.

(f)                Effectiveness of Redemption. If notice of redemption has been duly given and notwithstanding that this Subordinated Note has been called for redemption but has not yet been surrendered for cancellation, on and after the date fixed for redemption interest shall cease to accrue on this Subordinated Note, this Subordinated Note shall no longer be deemed outstanding and all rights with respect to this Subordinated Note shall forthwith on such date fixed for redemption cease and terminate unless the Company shall default in the payment of the redemption price, except only the right of the holder hereof to receive the amount payable with respect to such redemption, without interest.

(g)               Regulatory Approvals. Any such redemption shall be subject to receipt of any and all required federal and state regulatory approvals, including, but not limited to, the consent of the Federal Reserve.

(h)               Purchase and Resale of the Subordinated Notes. Subject to any required federal and state regulatory approvals and the provisions of this Subordinated Note, the Company shall have the right to purchase any of the Subordinated Notes at any time in the open market, private transactions or otherwise. If the Company purchases any Subordinated Notes, it may, in its discretion, hold, resell or cancel any of the purchased Subordinated Notes.

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5.                  Events of Default; Acceleration; Compliance Certificate. Each of the following events shall constitute an “Event of Default”:

(a)                the Company materially fails to keep or perform any of its material agreements, undertakings, obligations, covenants or conditions under the Subordinated Note Purchase Agreement dated September 28, 2017 between the Company and the Purchasers referred to therein (the “Purchase Agreement”) or this Subordinated Note and such failure continues for a period of sixty (60) days after the Company has received written notice thereof stating that such notice is a “Notice of Default” hereunder and demanding that the Company remedy the same, will have been given, in the manner set forth in Section 21, to the Company by the Noteholders of at least 25% in aggregate principal amount of the Subordinated Notes at the time outstanding;

(b)               a court or other governmental agency or body having jurisdiction on the premises shall enter a decree or order for the appointment of a receiver, liquidator, trustee or other similar official in any liquidation, insolvency or similar proceeding with respect to the Company or all or substantially all of the property of the Company or for the winding up of the affairs or business of the Company and such decree or order shall have remained in effect for ninety (90) days;

(c)                if, pursuant to any reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government that, by its express terms, is applicable to the Company, (a) any proceedings involving the Company are commenced by or against the Company, or (b) a trustee of any substantial part of the assets of the Company is applied for or appointed, and the Company by any action or failure to act indicates its approval of, consent to or acquiescence in any of the foregoing, or an order shall be entered approving the petition in such proceedings, or approving the application for or appointment of such trustee, and within sixty (60) days after the entry of such order or such appointment, such order or appointment is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect;

(d)               the failure of the Company to pay any installment of interest on any of the Subordinated Notes as and when the same will become due and payable, and the continuation of such failure for a period of 30 days;

(e)                the failure of the Company to pay all or any part of the principal of any of the Subordinated Notes as and when the same will become due and payable;

(f)                the liquidation of the Company (for avoidance of doubt, “liquidation” does not include any merger, consolidation, sale of equity or assets or reorganization (exclusive of a reorganization in bankruptcy) of the Company or any of its subsidiaries);

(g)               the Company (i) becomes insolvent or is unable to pay its debts as they mature, (ii) makes an assignment for the benefit of creditors, (iii) admits in writing its inability to pay its debts as they mature, or (iv) ceases to be a bank holding company or financial holding company under the Bank Holding Company Act of 1956, as amended; or

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(h)               the default by the Company under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company having an aggregate principal amount outstanding of at least $10,000,000, whether such indebtedness now exists or is created or incurred in the future, which default (i) constitutes a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period or (ii) results in such indebtedness becoming due or being declared due and payable prior to the date on which it otherwise would have become due and payable without, in the case of clause (i), such indebtedness having been discharged or, in the case of clause (ii), without such indebtedness having been discharged or such acceleration having been rescinded or annulled.

Unless the principal of this Subordinated Note already shall have become due and payable, if an Event of Default set forth in subsections (b) or (c) above shall have occurred and be continuing, the Noteholder, by notice in writing to the Company, may declare the principal amount of this Subordinated Note to be due and payable immediately and, upon any such declaration the same shall become and shall be immediately due and payable. The Company waives demand, presentment for payment, notice of nonpayment, notice of protest, and all other notices. The Company, within sixty (60) calendar days after the receipt of written notice from any Noteholder of the occurrence of an Event of Default with respect to this Subordinated Note, shall mail to all Noteholders, at their addresses shown on the Security Register (as defined in Section 13 below), such written notice of Event of Default, unless such Event of Default shall have been cured or waived before the giving of such notice as certified by the Company in writing.

6.                  Failure to Make Payments. In the event of failure by the Company to make any required payment of principal or interest on this Subordinated Note (and, in the case of payment of interest, such failure to timely pay shall have continued for thirty (30) calendar days), the Company will, upon demand of the Noteholder, pay to the Noteholder the amount then due and payable on this Subordinated Note for principal and interest (without acceleration of the Subordinated Note in any manner), with interest on the overdue principal and interest at the rate borne by this Subordinated Note, to the extent permitted by applicable law. If the Company fails to pay such amount upon such demand, the holder of this Subordinated Note may, among other things, institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the property of the Company.

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Upon the occurrence of a failure by the Company to make any required payment of principal or interest on this Subordinated Note, or an Event of Default until such Event of Default is cured by the Company, the Company shall not: (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company’s capital stock; (b) make any payment of principal or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank equal with or junior to the Subordinated Notes; or (c) make any payments under any guarantee that ranks equal with or junior to the Subordinated Notes, other than (i) any dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, any class of the Company’s common stock; (ii) any declaration of a non-cash dividend in connection with the implementation of a shareholders’ rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (iii) as a result of a reclassification of the Company’s capital stock or the exchange or conversion of one class or series of the Company’s capital stock for another class or series of the Company’s capital stock; (iv) the purchase of fractional interests in shares of the Company’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; or (v) purchases of any class of the Company’s common stock related to the issuance of common stock or rights under any benefit plans for the Company’s directors, officers or employees or any of the Company’s dividend reinvestment plans.

7.                  Affirmative Covenants of the Company.

(a)                Notice of Certain Events. To the extent permitted by applicable statute, rule or regulation, the Company shall provide written notice to the Noteholder of the occurrence of any of the following events as soon as practicable, but in no event later than fifteen (15) Business Days following the Company becoming aware of the occurrence of such event:

(i)                 the Tier 1 risk-based capital ratio (as defined in Appendix A to 12 C.F.R. Part 225, as amended, modified and supplemented and in effect from time to time or any replacement thereof) of the Company or the Bank becomes less than six percent (6.0%);

(ii)               the Company or the Bank becomes less than “well capitalized” under the then-current regulations of its primary federal Regulatory Agency;

(iii)             the Company, the Bank, or any officer of the Company or the Bank, becomes subject to any formal, written regulatory enforcement action (as defined by the applicable Regulatory Agency);

(iv)             the appointment, resignation, removal or termination of the chief executive officer, president, chief operating officer, chief financial officer, chief credit officer, chief lending officer or any director of the Company or the Bank; or

(v)               there is a change in ownership of 25% or more of the outstanding securities of the Company or the Bank entitled to vote for the election of directors.

(b)               Payment of Principal and Interest. The Company covenants and agrees for the benefit of Noteholder that it will duly and punctually pay the principal of, and interest on, this Subordinated Note, in accordance with the terms hereof.

(c)                Maintenance of Office. The Company will maintain an office or agency in the city of Rocklin, California where Subordinated Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Subordinated Notes may be served.

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The Company may also from time to time designate one or more other offices or agencies where the Subordinated Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission will in any manner relieve the Company of its obligation to maintain an office or agency in the city of Rocklin, California. The Company will give prompt written notice to the Noteholders of any such designation or rescission and of any change in the location of any such other office or agency.

(d)               Corporate Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect: (i) the corporate existence of the Company; (ii) the existence (corporate or other) of each Subsidiary; and (iii) the rights (charter and statutory), licenses and franchises of the Company and each of its Subsidiaries; provided, however, that the Company will not be required to preserve the existence (corporate or other) of any of its Subsidiaries or any such right, license or franchise of the Company or any of its Subsidiaries if the Board of Directors of the Company determines that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof will not be disadvantageous in any material respect to the Noteholders.

(e)                Maintenance of Properties. The Company will, and will cause each Subsidiary to, cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section will prevent the Company or any Subsidiary from discontinuing the operation and maintenance of any of their respective properties if such discontinuance is, in the judgment of the Board of Directors of the Company or of any Subsidiary, as the case may be desirable in the conduct of its business.

(f)                Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 7(c) or Section 7(e) above, with respect to this Subordinated Note if before the time for such compliance the Noteholders of at least a majority in aggregate principal amount of the outstanding Subordinated Notes, by act of such Noteholders, either will waive such compliance in such instance or generally will have waived compliance with such term, provision or condition, but no such waiver will extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver will become effective, the obligations of the Company in respect of any such term, provision or condition will remain in full force and effect.

(g)               Compliance Certificate. Not later than ninety (90) days following the end of each fiscal year that the Subordinated Notes remain outstanding, the Company shall provide the Noteholder with a certificate (the “Compliance Certificate”), executed by the principal executive officer and principal financial officer of the Company in their capacities as such, stating whether (i) the Company has complied with all notice provisions and covenants contained in this Subordinated Note; (ii) whether an Event of Default has occurred or not; (iii) whether an event of default has occurred or not under any other indebtedness of the Company; and (iv) whether an event or events have occurred or not that in the reasonable judgment of the management of the Company would have a material adverse effect on the ability of the Company to perform its obligations under this Subordinated Note.

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(h)               Tier 2 Capital. If all or any portion of the Subordinated Notes ceases to be deemed to be Tier 2 Capital, other than due to the limitation imposed on the capital treatment of subordinated debt during the five (5) years immediately preceding the Stated Maturity of the Subordinated Notes, the Company will immediately notify the Noteholders, and thereafter the Company shall have the option to redeem the Subordinated Notes, in whole or in part, pursuant to Section 4(a). If the Company elects to restructure the Subordinated Notes to qualify as Tier 2 Capital, the Company and the Noteholders will work together in good faith to execute and deliver all agreements as reasonably necessary in order to restructure the applicable portions of the obligations evidenced by the Subordinated Notes to qualify as Tier 2 Capital.

(i)                 Compliance with Laws. The Company and each of its Subsidiaries shall comply with the requirements of all laws, regulations, orders and decrees applicable to it or its properties, except for such noncompliance that would not reasonably be expected to result in a material adverse effect (i) in the condition (financial or otherwise), or in the earnings of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) on the ability of the Company to perform its obligations under this Subordinated Note.

(j)                 Taxes and Assessments. The Company and each of its Subsidiaries shall punctually pay and discharge all material taxes, assessments, and other governmental charges or levies imposed upon it or upon its income or upon any of its properties; provided, that no such taxes, assessments or other governmental charges need be paid if they are being contested in good faith by the Company.

8.                  Negative Covenants of the Company.

(a)                Limitation on Dividends. The Company shall not declare or pay any dividend or make any distribution on capital stock or other equity securities of any kind of the Company if the Company is not “well capitalized” for regulatory purposes immediately prior to the declaration of such dividend or distribution, except for dividends payable solely in shares of common stock of the Company.

(b)               Merger or Sale of Assets. The Company shall not merge into another entity or convey, transfer or lease substantially all of its properties and assets to any person, unless:

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(i)                 the continuing entity into which the Company is merged or the person which acquires by conveyance or transfer or which leases substantially all of the properties and assets of the Company shall be a corporation, association or other legal entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and expressly assumes the due and punctual payment of the principal of and any premium and interest on the Subordinated Notes according to their terms, and the due and punctual performance of all covenants and conditions hereof on the part of the Company to be performed or observed; and

(ii)               immediately after giving effect to such transaction, no Event of Default (as defined above), and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

9.                  Denominations. The Subordinated Notes are issuable only in registered form without interest coupons in minimum denominations of two hundred fifty thousand dollars ($250,000) and integral multiples of one thousand dollars ($1,000) in excess thereof.

10.               Charges and Transfer Taxes. No service charge will be made for any registration of transfer or exchange of this Subordinated Note, or any redemption or repayment of this Subordinated Note, or any conversion or exchange of this Subordinated Note for other types of securities or property, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of this Subordinated Note from the Noteholder requesting such transfer or exchange.

11.               Payment Procedures. Payment of the principal and interest payable on the Stated Maturity will be made by check, or by wire transfer in immediately available funds to a bank account in the United States designated by the registered Noteholder if such Noteholder shall have previously provided wire instructions to the Company, upon presentation and surrender of this Subordinated Note at the Payment Office (as defined in Section 21 below) or at such other place or places as the Company shall designate by notice to the registered Noteholders as the Payment Office, provided that this Subordinated Note is presented to the Company in time for the Company to make such payments in such funds in accordance with its normal procedures. Payments of interest (other than interest payable on the Stated Maturity) shall be made on each Interest Payment Date by wire transfer in immediately available funds or check mailed to the registered Noteholder, as such person’s address appears on the Security Register (as defined below). Interest payable on any Interest Payment Date shall be payable to the Noteholder in whose name this Subordinated Note is registered at the close of business on the fifteenth (15th) calendar day prior to the applicable Interest Payment Date, without regard to whether such date is a Business Day (such date being referred to herein as the “Regular Record Date”), except that interest not paid on the Interest Payment Date, if any, will be paid to the holder in whose name this Subordinated Note is registered at the close of business on a special record date fixed by the Company (a “Special Record Date”), notice of which shall be given to the Noteholder not less than ten (10) calendar days prior to such Special Record Date (the Regular Record Date and Special Record Date are referred to herein collectively as the “Record Dates”). To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Subordinated Note, on any amount of principal or interest on this Subordinated Note not paid when due. All payments on this Subordinated Note shall be applied first against costs and expenses of the Noteholder, if any, for which the Company is liable under this Subordinated Note; then against interest due hereunder; and then against principal due hereunder. The holder of this Subordinated Note acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Subordinated Note and all interest hereon shall be pari passu in right of payment and in all other respects to the other Subordinated Notes. In the event that the Noteholder receives payments in excess of its pro rata share of the Company’s payments to the holders of all of the Subordinated Notes, then the Noteholder shall hold in trust all such excess payments for the benefit of the other Noteholders and shall pay such amounts held in trust to such other holders upon demand by such holders.

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12.               Form of Payment. Payments of principal and interest on this Subordinated Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

13.               Registration of Transfer, Security Register. Except as otherwise provided herein, this Subordinated Note is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Subordinated Notes of other authorized denominations, by the Noteholder in person, or by his attorney duly authorized in writing, at the Payment Office. The Company shall maintain a register providing for the registration of the Subordinated Notes and any exchange or transfer thereof (the “Security Register”). Upon surrender or presentation of this Subordinated Note for exchange or registration of transfer, the Company shall execute and deliver in exchange therefor a Subordinated Note or Subordinated Notes of like aggregate principal amount, each in a minimum denomination of two hundred fifty thousand dollars ($250,000) or any amount in excess thereof which is an integral multiple of one thousand dollars ($1,000) (and, in the absence of an opinion of counsel satisfactory to the Company to the contrary, bearing the restrictive legend(s) set forth hereinabove) and that is or are registered in such name or names requested by the Noteholder. Any Subordinated Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed and accompanied by a written instrument of transfer in such form as is attached hereto and incorporated herein, duly executed by the Noteholder or his attorney duly authorized in writing, with such tax identification number or other information for each person in whose name a Subordinated Note is to be issued, and accompanied by evidence of compliance with any restrictive legend(s) appearing on such Subordinated Note or Subordinated Notes as the Company may reasonably request to comply with applicable law. No exchange or registration of transfer of this Subordinated Note shall be made on or after the fifteenth (15th) day immediately preceding the Stated Maturity.

14.               Global Subordinated Notes.

(a)                Immediately after the issuance of this Subordinated Note, the Company shall take all commercially reasonable action to cause the Subordinated Notes owned by each Holder that is a “qualified institutional buyer” as defined under Rule 144A under the Securities Act of 1933, as amended, to be issued in the form of one or more global Subordinated Notes (each a “ Global Subordinated Note “) registered in the name of The Depository Trust Company or another organization registered as a clearing agency under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and designated as Depositary by the Company or any successor thereto (the “Depositary”) or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor.

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(b)               Notwithstanding any other provision herein, no Global Subordinated Note may be exchanged in whole or in part for Subordinated Notes registered, and no transfer of a Global Subordinated Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Subordinated Note or a nominee thereof unless (i) such Depositary advises the Company in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Subordinated Note, and no qualified successor is appointed by the Company within ninety (90) days of receipt by the Company of such notice, (ii) such Depositary ceases to be a clearing agency registered under the Exchange Act and no successor is appointed by the Company within ninety (90) days after obtaining knowledge of such event, or (iii) an Event of Default shall have occurred and be continuing. Upon the occurrence of any event specified in clauses (i), (ii) or (iii) above, the Company or its agent shall notify the Depositary and instruct the Depositary to notify all owners of beneficial interests in such Global Subordinated Note of the occurrence of such event and of the availability of Subordinated Notes to such owners of beneficial interests requesting the same.

(c)                If any Global Subordinated Note is to be exchanged for other Subordinated Notes or canceled in part, or if another Subordinated Note is to be exchanged in whole or in part for a beneficial interest in any Global Subordinated Note, then either (i) such Global Subordinated Note shall be so surrendered for exchange or cancellation as provided in this Section 4 or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Subordinated Note to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Company or Registrar, whereupon the Company or the Registrar, in accordance with the applicable rules and procedures of the Depositary (“Applicable Depositary Procedures”), shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Subordinated Note by the Depositary, accompanied by registration instructions, the Company shall execute and deliver any Subordinated Notes issuable in exchange for such Global Subordinated Note (or any portion thereof) in accordance with the instructions of the Depositary.

(d)               Every Subordinated Note executed and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Subordinated Note or any portion thereof shall be executed and delivered in the form of, and shall be, a Global Subordinated Note, unless such Subordinated Note is registered in the name of a Person other than the Depositary for such Global Subordinated Note or a nominee thereof.

(e)                The Depositary or its nominee, as the registered owner of a Global Subordinated Note, shall be the Holder of such Global Subordinated Note for all purposes under this Subordinated Note, and owners of beneficial interests in a Global Subordinated Note shall hold such interests pursuant to Applicable Depositary Procedures. Accordingly, any such owner’s beneficial interest in a Global Subordinated Note shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Depositary participants. The Registrar shall be entitled to deal with the Depositary for all purposes relating to a Global Subordinated Note (including the payment of principal and interest thereon and the giving of instructions or directions by owners of beneficial interests therein and the giving of notices) as the sole holder of the Subordinated Note and shall have no obligations to the owners of beneficial interests therein. The Registrar shall have no liability in respect of any transfers affected by the Depositary.

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(f)                The rights of owners of beneficial interests in a Global Subordinated Note shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its participants.

(g)               No holder of any beneficial interest in any Global Subordinated Note held on its behalf by a Depositary shall have any rights with respect to such Global Subordinated Note, and such Depositary may be treated by the Company and any agent of the Company as the owner of such Global Subordinated Note for all purposes whatsoever. Neither the Company nor any agent of the Company will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Subordinated Note or maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company or any agent of the Company from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Subordinated Note.

15.               Priority. The Subordinated Notes rank pari passu among themselves and pari passu, in the event of any insolvency proceeding, dissolution, assignment for the benefit of creditors, reorganization, restructuring of debt, marshaling of assets and liabilities or similar proceeding or any liquidation or winding up of the Company, with all other present or future unsecured subordinated debt obligations of the Company, except any unsecured subordinated debt that, pursuant to its express terms, is senior or subordinate in right of payment to the Subordinated Notes.

16.               Ownership. Prior to due presentment of this Subordinated Note for registration of transfer, the Company may treat the holder in whose name this Subordinated Note is registered in the Security Register as the absolute owner of this Subordinated Note for receiving payments of principal and interest on this Subordinated Note and for all other purposes whatsoever, whether or not this Subordinated Note be overdue, and the Company shall not be affected by any notice to the contrary.

17.               Waiver and Consent.

(a)                Any consent or waiver given by the Noteholder shall be conclusive and binding upon such Noteholder and upon all future holders of this Subordinated Note and of any Subordinated Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Subordinated Note. No delay or omission of the Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Any Person who is a Noteholder or which otherwise shall have any beneficial ownership interest in this Subordinated Note shall, by its acceptance of such Subordinated Note (or beneficial interest therein), be deemed to have waived any right of offset with respect to the indebtedness evidenced thereby.

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(b)               No waiver or amendment of any term, provision, condition, covenant or agreement in the Subordinated Notes shall be effective except with the consent of the holders of greater than fifty percent (50%) in aggregate principal amount (excluding any Subordinated Notes held by Company or any of its Affiliates) of the Subordinated Notes at the time outstanding; provided, however, that without the consent of each holder of an affected Subordinated Note, no such amendment or waiver may: (i) reduce the principal amount of the Subordinated Note; (ii) reduce the rate of or change the time for payment of interest on any Subordinated Note; (iii) extend the maturity of any Subordinated Note; (iv) change the currency in which payment of the obligations of Company under the Subordinated Notes are to be made; (v) lower the percentage of aggregate principal amount of outstanding Subordinated Notes required to approve any amendment of the Subordinated Notes; (vi) make any changes to Section 6 (Failure to Make Payments) of the Subordinated Notes that adversely affects the rights of any holder of a Subordinated Note; or (vii) disproportionately and adversely affect any of the holders of the then outstanding Subordinated Notes. Notwithstanding the foregoing, Company may amend or supplement the Subordinated Notes without the consent of the holders of the Subordinated Notes to cure any ambiguity, defect or inconsistency or to provide for uncertificated Subordinated Notes in addition to or in place of certificated Subordinated Notes, or to make any change that does not adversely affect the rights of any holder of any of the Subordinated Notes. No failure to exercise or delay in exercising, by any party hereto or any holder of the Subordinated Notes, of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right or remedy provided by law. The rights and remedies provided in this Subordinated Note are cumulative and not exclusive of any right or remedy provided by law or equity. No notice or demand on Company in any case shall, in itself, entitle Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Purchasers to any other or further action in any circumstances without notice or demand. No consent or waiver, expressed or implied, by Purchasers to or of any breach or default by Company in the performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Company hereunder. Failure on the part of Purchasers to complain of any acts or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Purchasers of their rights hereunder or impair any rights, powers or remedies on account of any breach or default by Company.

18.               Absolute and Unconditional Obligation of the Company. No provisions of this Subordinated Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest on this Subordinated Note at the times, places and rate, and in the coin or currency, herein prescribed.

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19.              No Sinking Fund; Convertibility. This Subordinated Note is not entitled to the benefit of any sinking fund. This Subordinated Note is not convertible into or exchangeable for any of the equity securities, other securities or assets of the Company or any Subsidiary of the Company.

20.              No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement contained in this Subordinated Note, or for any claim based thereon or otherwise in respect thereof, will be had against any past, present or future shareholder, employee, officer, or director, as such, of the Company or of any predecessor or successor, either directly or through the Company or any predecessor or successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Subordinated Note by the Noteholder and as part of the consideration for the issuance of this Subordinated Note.

21.              Notices. All notices to the Company under this Subordinated Note shall be in writing and addressed to the Company at Five Star Bancorp, 6810 Five Star Boulevard, Suite 100, Rocklin, California 95677, Attention: Chief Financial Officer, or to such other address as the Company may notify to the Noteholder (the “Payment Office”). All notices to the Noteholders shall be in writing and sent by first class mail to each Noteholder at his or its address as set forth in the Security Register.

22.              Further Issues. The Company may, without the consent of the Noteholders, create and issue additional notes having the same terms and conditions of the Subordinated Notes (except for the issue date and issue price) so that such further notes shall be consolidated and form a single series with the Subordinated Notes.

23.              Governing Law; Interpretation. THIS SUBORDINATED NOTE WILL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF. THIS SUBORDINATED NOTE IS INTENDED TO MEET THE CRITERIA FOR QUALIFICATION OF THE OUTSTANDING PRINCIPAL AS TIER 2 CAPITAL UNDER THE REGULATORY GUIDELINES OF THE FEDERAL RESERVE, AND THE TERMS HEREOF SHALL BE INTERPRETED IN A MANNER TO SATISFY SUCH INTENT.

24.              Successors and Assigns. This Subordinated Note shall be binding upon Company and inure to the benefit of the Noteholder and its respective successors and permitted assigns. The Noteholder may assign all, or any part of, or any interest in, the Noteholder’s rights and benefits hereunder only to the extent and in the manner permitted in the Purchase Agreement and in accordance with the Assignment Form attached hereto and the requirements and restrictions thereof.

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IN WITNESS WHEREOF, the undersigned has caused this Subordinated Note to be duly executed and attested.

FIVE STAR BANCORP

By:
Name:
Title:

ATTEST:

Name:
Title:
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ASSIGNMENT FORM

To assign this Subordinated Note, fill in the form below: (I) or (we) assign and transfer this Subordinated Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s social security or tax I.D. No.)

and irrevocably appoint ______________agent to transfer this Subordinated Note on the books of the Company. The agent may substitute another to act for him.

Date:__________________	Your signature:_____________________________________________
(Sign exactly as your name appears on the face of this Subordinated Note)

Tax Identification No:_________________________________________

Signature Guarantee:_______________________________________________________________________________
(Signatures must be guaranteed by an eligible guarantor institution (banks, stockbroker’s, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15).

The undersigned certifies that it [is / is not] an Affiliate of the Company and that, to its knowledge, the proposed transferee [is / is not] an Affiliate of the Company.

In connection with any transfer or exchange of this Subordinated Note occurring prior to the date that is one year after the later of the date of original issuance of this Subordinated Note and the last date, if any, on which this Subordinated Note was owned by the Company or any Affiliate of the Company, the undersigned confirms that this Subordinated Note is being:

CHECK ONE BOX BELOW:

☐	(1)	acquired for the undersigned’s own account, without transfer;

☐	(2)	transferred to the Company;

☐	(3)	transferred in accordance and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”);

☐	(4)	transferred under an effective registration statement under the Securities Act;

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☐	(5)	transferred in accordance with and in compliance with Regulation S under the Securities Act;

☐	(6)	transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) or an “accredited investor” (as defined in Rule 501(a)(4), (5) or (6) under the Securities Act), that has furnished a signed letter containing certain representation’s and agreements; or

☐	(7)	transferred in accordance with another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Company will refuse to register this Subordinated Note in the name of any person other than the registered holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Company may require, prior to registering any such transfer of this Subordinated Note, in its sole discretion, such legal opinions, certifications and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act such as the exemption provided by Rule 144 under such Act.

Signature:

Signature Guarantee:

(Signatures must be guaranteed by an eligible guarantor institution (banks, stockbroker’s, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15).

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Subordinated Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:	Signature:
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EXHIBIT B

OPINION OF COUNSEL

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ANNEX I

CERTAIN DISCLOSURES CONCERNING
STIFEL, NICOLAUS & COMPANY, INCORPORATED

Annex I-1